Sub-Item 77Q1: Exhibits.

(a)	Articles Supplementary to the
Articles of Incorporation are
incorporated herein by
reference to Exhibit (a)(49) in
Registrant's Post-Effective
Amendment No. 83 filed
with the Commission on
April 15, 2016.